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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     May 16, 1996
                                                -----------------------



                            PATTERSON ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                               0-22664                             75-2504748
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(State of other jurisdiction                   (Commission                       (I.R.S. Employer
      of incorporation)                        File Number)                      Identification No.)



 4510 Lamesa Highway, Snyder, Texas                                                   79549
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(Address of principal executive offices)                                             Zip Code

Registrant's telephone number, including area code:  915-573-1104
                                                   --------------------

                                   No Change
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

         On May 16, 1996, the Amendment to Agreement and Plan of Merger (the "Amendment") was executed which effectively amended certain provisions of the Agreement and Plan of Merger (the "Agreement") dated April 22, 1996 among and between Patterson Energy, Inc., Patterson Drilling Company and Tucker Drilling Company, Inc.. The Amendment contains the following revisions:

             o Section 6.7 of the Agreement is hereby amended by deleting the first sentence thereof and substituting the following sentence therefor:

                           "No later than the Effective Time, each option to
                          purchase shares of Company Common Stock (a "Company Stock Option") which is outstanding immediately prior to the Effective Time pursuant to the Company's stock option plans in effect on the date of this Agreement ("the Company Stock Plans") shall represent at the Effective Time an option to purchase the number of shares of Parent Common Stock (a "Substituted Option") (decreased to the nearest full share) determined by multiplying (i) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time by
                          (ii) the Exchange Ratio, at an exercise price per share of Parent Common Stock (rounded down to the nearest whole cent) equal to the exercise price per share of Company Common Stock immediately prior to the Effective Time divided by the Exchange Ratio."

             o Section 6.11 shall be amended by adding to the first sentence after "("the Supplemental Retirement Plan")" the following: ", the severance payment agreements of the Company set forth in
                 Section 3.11 of the Company Disclosure Schedule..."

             o Section 7.1(f) shall be amended by deleting "May 15, 1996" appearing in the second line thereof and substituting "May 20, 1996" therefor.

             o The forms of Stock Option Assumption Agreement attached to the Agreement as Exhibit II(A) and (B) are hereby deleted in their entirety and replaced with the forms of Stock Option Assumption Agreement attached hereto as Exhibit II (A) and
                 (B).



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (A)     EXHIBITS.

         99.1 Amendment to Agreement and Plan of Merger dated May 16, 1996 among Patterson Energy, Inc., Patterson Drilling Company and Tucker Drilling Company, Inc.





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PATTERSON ENERGY, INC.




Date:  May 30, 1996                               /s/ Cloyce A. Talbott
                                                  ----------------------------
                                                  Cloyce A. Talbott
                                                  Chairman of the Board and
                                                  Chief Executive Officer





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                                 EXHIBIT INDEX


 Exhibit No.        Exhibit Description
 -----------        -------------------

   99.1 Amendment to Agreement and Plan of Merger dated May 16, 1996 among Patterson Energy, Inc., Patterson Drilling Company and Tucker Drilling Company, Inc.





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